                               EXHIBIT (8)(c)(2)
                               -----------------


                 AMENDED SCHEDULE A TO PARTICIPATION AGREEMENT

                                   AMENDED
                                  SCHEDULE A

                           EFFECTIVE MARCH 13, 1997

                   Account(s), Policy(ies) and Portfolio(s)
                    Subject to the Participation Agreement
                    --------------------------------------


Account                       PFL Endeavor Variable Annuity Account
-------                       AUSA Endeavor Variable Annuity Account
                              PFL Life Variable Annuity Account A

Policies                      The Endeavor Variable Annuity
--------                      The Endeavor Platinum Variable Annuity
                              The AUSA Endeavor Variable Annuity
                              The Atlas Portfolio Builder Variable Annuity

Portfolios                    TCW Managed Asset Allocation
----------                    TCW Money Market
                              T. Rowe Price International Stock
                              Value Equity
                              Dreyfus Small Cap Value
                              Dreyfus U.S. Government
                              Securities
                              T. Rowe Price Equity Income
                              T. Rowe Price Growth Stock
                              Opportunity Value
                              Enhanced Index

Approved:

Endeavor Management Co.                    PFL Life Insurance Company

By:    /s/ Vincent J. McGuinness           By:    /s/ William L. Busler
       ------------------------------            -------------------------------

Title: CEO                                 Title: President
       ------------------------------            -------------------------------

Date:  March 13, 1997                      Date:  March 13, 1997
       ------------------------------            -------------------------------

AUSA Life Insurance Company                Endeavor Series Trust

By:    /s/ William L. Busler               By:    /s/ James R. McInnis
       ------------------------------            -------------------------------

Title: Vice President                      Title: President
       ------------------------------            -------------------------------

Date:  March 13, 1997                      Date:  March 13, 1997
       ------------------------------            -------------------------------